                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                   FORM 8-K/A

                               AMENDMENT NO. 1 TO
                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

     Date of report (Date of earliest event reported)    APRIL 3, 1996

                                TRANSMATION, INC.
               (Exact Name of Registrant as Specified in Charter)

                 Ohio                    0-3905                 16-0874418
     (State or Other Jurisdiction     (Commission             (IRS Employer
          of Incorporation)           File Number)          Identification No.)

                10 Vantage Point Drive, Rochester, New York 14624
               (Address of Principal Executive Offices) (Zip Code)

        Registrant's telephone number, including area code (716) 352-7777

          (Former Name or Former Address, if Changed Since Last Report)

     Item 7.  Financial Statements, Pro Forma Financial Information and Exhibits

     (b)  Pro Forma Financial Information.

     INDEX TO PRO FORMA FINANCIAL STATEMENTS OF TRANSMATION, INC.

     Unaudited Pro Forma Combined Balance Sheet - March 31, 1996
     Unaudited Pro Forma Combined Statement of Income for Year Ended March 31, 1996
     Notes to Unaudited Pro Forma Combined Financial Statements


                         TRANSMATION, INC. AND ALTEK INDUSTRIES CORP.
                          UNAUDITED PRO-FORMA COMBINED BALANCE SHEET
                                     MARCH 31, 1996

                                           TRANS-
                                           MATION          ALTEK
                                           3/31/96        12/31/95      PRO FORMA
                                                                          ADJUST-      PRO FORMA
                                         HISTORICAL     HISTORICAL         MENTS        COMBINED
                                        ========================================================
ASSETS:
CURRENT ASSETS:
     CASH                                   204,046        159,869                       363,915
     ACCOUNTS RECEIVABLE                  5,320,996        610,382                     5,931,378
     INVENTORIES                          6,491,127        722,654                     7,213,781

     PREPAID EXPENSES                       947,209            434                       947,643

     DEFERRED TAX ASSETS                    310,294                                      310,294
                                        --------------------------------------------------------
     CURRENT ASSETS                      13,273,672      1,493,339                    14,767,011
                                        --------------------------------------------------------
PROPERTY, PLANT & EQUIPMENT               1,976,679        332,167                     2,308,846
DEFERRED CHARGES                            172,713                                      172,713
DEFERRED INCOME TAXES                        54,366                                       54,366
OTHER ASSETS                                224,297         27,015                       254,312
GOODWILL                                                                6,205,736      6,205,736
                                        --------------------------------------------------------
                                         15,701,727      1,852,521      6,205,736     23,759,984
                                        ========================================================

LIABILITIES AND STOCKHOLDERS' EQUITY:
CURRENT LIABILITIES:
     CURRENT PORTION MORTGAGES &
          NOTES PAYABLE                                    748,000                       748,000
     ACCOUNTS PAYABLE                     3,049,880        331,294                     3,381,174
     ACCRUED LIABILITIES                  1,345,499        267,957                     1,613,456
     INCOME TAXES PAYABLE                   410,566                                      410,566
     STOCK PAYABLE FORMER OWNERS                                          612,500        612,500
     CURRENT PORTION LOANS PAYABLE
         FORMER OWNERS                                                  1,700,000      1,700,000
                                        --------------------------------------------------------
                 CURRENT LIABILITIES      4,805,945      1,347,251      2,312,500      8,465,696
                                        --------------------------------------------------------
     STOCK PAYABLE FORMER OWNERS                                          612,500        612,500
     LOAN PAYABLE FORMER OWNERS                                         1,000,000      1,000,000
     LONG-TERM DEBT                       2,050,800         73,506      2,100,000      4,224,306
     DEFERRED COMPENSATION                  682,593                                      682,593
                                        --------------------------------------------------------
                                          7,539,338      1,420,757      6,025,000     14,985,095
                                        --------------------------------------------------------
STOCKHOLDERS' EQUITY:
     COMMON STOCK                         1,225,973         30,000         20,000      1,275,973
     CAPITAL IN EXCESS OF PAR             1,124,583                       562,500      1,687,083
     ACCUMULATED TRANSLATION ADJUST         (93,819)                                     (93,819)
     RETAINED EARNINGS                    5,905,652        401,764       (401,764)     5,905,652
                                        --------------------------------------------------------
                                          8,162,389        431,764        180,736      8,774,889
                                        --------------------------------------------------------

                                         15,701,727      1,852,521      6,205,736     23,759,984
                                        ========================================================

                                           TRANSMATION, INC. AND ALTEK INDUSTRIES CORP.
                                         UNAUDITED PRO-FORMA COMBINED STATEMENT OF INCOME
                                                    YEAR ENDED MARCH 31, 1996

                                            TRANS-
                                            MATION          ALTEK
                                           YEAR END       YEAR END        PRO FORMA
                                           3/31/96        12/31/95         ADJUST-     PRO FORMA
                                          HISTORICAL     HISTORICAL         MENTS      COMBINED
                                        =========================================================
NET SALES                                  38,449,758     4,936,900       (899,658)    42,487,000
                                        ---------------------------------------------------------
COSTS & EXPENSES:
     COST OF PRODUCT SOLD                  24,358,437     2,013,345       (899,635)    25,472,147
     OPERATING COSTS, INCLUDING INT'ST.    12,259,698     2,995,655                    15,255,353
                                        ---------------------------------------------------------
                                           36,618,135     5,009,100       (899,635)    40,727,500
                                        ---------------------------------------------------------
INCOME(LOSS) BEFORE TAXES                   1,831,623       (72,100)           (23)     1,759,500
INCOME TAX                                    596,900        18,700           (100)       615,500
                                        ---------------------------------------------------------
NET INCOME                                  1,234,723       (90,800)            77      1,144,000
                                        =========================================================
                                            TRANS-
                                            MATION                                     PRO FORMA
                                          HISTORICAL                                   COMBINED
                                        ============                                  ===========
EARNINGS PER SHARE:
     NET INCOME                            1,234,723                                    1,144,000
                                        ============                                  ===========
     AVERAGE COMMON SHARES
          OUTSTANDING                      2,534,674                                    2,834,674
                                        ============                                  ===========

     INCOME PER SHARE                           $.49                                         $.40
                                        ============                                  ===========

                                TRANSMATION, INC.
           NOTES TO UNAUDITED PRO-FORMA COMBINED FINANCIAL STATEMENTS

NOTE 1:  BASIS OF PRESENTATION
- ------------------------------

     The unaudited pro-forma combined statements of income and balance sheet reflect the acquisition of Altek Industries Corp which is to be accounted for under the purchase method of accounting, as of the end of the most recent fiscal year.

     Transmation's management believes the assumptions used in preparing the unaudited proforma combined financial statements provide a reasonable basis for presenting all of the significant effects of its transactions, that the proforma adjustments give appropriate effect to those adjustments and that the proforma adjustments are properly applied in the unaudited proforma financial statements.

NOTE 2:  PROFORMA ADJUSTMENTS
- ------------------------------

     Unaudited Proforma Adjustments consist of the following:

     Transmation, Inc. will exchange 300,000 shares of stock, payable in 3 installments, $1,700,000 of cash and $3,100,000 of notes for 100% of the outstanding stock of Altek Industries Corp. This transaction will be accounted for using the purchase method of Accounting.

     The purchase price is allocated to the net assets acquired using the assumption that the net book basis of the long-term assets is reflective of their fair value. Goodwill is calculated as the difference between the purchase price and the fair value of the net assets acquired and is amortized over 20 years.

     Sales and Costs of Products Sold are reduced by approximately $900,000 in the year ended March 31, 1996 which represents the approximate intercompany sales between Altek and Transmation during those periods.

     SIGNATURES

          Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

                                                      TRANSMATION, INC.

     September 3, 1996                         By:   /s/ Robert G. Klimasewski
                                                   ----------------------------
                                                      Robert G. Klimasewski
                                                      President


     September 3, 1996                         By:   /s/ John A. Misiaszek
                                                   ----------------------------
                                                    John A. Misiaszek
                                                    Vice President-Finance